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                                                                   Exhibit 10.84


                             ACQUISITION AGREEMENT


     THIS ACQUISITION AGREEMENT (this "Agreement"), dated as of May 28, 1999 (the "Effective Date"), is made and entered into by and among COSO LAND COMPANY, a California general partnership ("CLC"), COSO OPERATING COMPANY LLC, a Delaware limited liability company ("Operator"), COSO ENERGY DEVELOPERS, a California general partnership ("CED"), COSO FINANCE PARTNERS, a California general partnership ("CFP") and COSO POWER DEVELOPERS, a California general partnership ("CPD", and together with CED and CFP, the "Project Partnerships") (CLC, Operator, CED, CFP and CPD are referred to herein collectively as the "Parties" and individually as a "Party"), with reference to the following recitals:

                                    Recitals

     A. CLC is the lessee under those certain Geothermal Resources Leases described in Exhibit "A" attached hereto (collectively, the "LADWP Leases"), issued by the United States of America acting through the Bureau of Land Management of the Department of the Interior (the "BLM"), relating to geothermal rights in real property located in the County of Inyo, State of California, which real property is also described in Exhibit "A" attached hereto (the "LADWP Leasehold Premises"). Since the acquisition of the LADWP Leases by CLC, CLC has permitted the Project Partnerships to enter on and use the LADWP Leasehold Premises and the geothermal resources located therein, which geothermal resources have been utilized pursuant to that certain Coso Geothermal Project Exchange Agreement dated January 11, 1994 by and among the Project Partnerships, as amended (the "Exchange Agreement').

     B. CLC has agreed that, upon the BLM's approval of assignment of the LADWP Leases to the Project Partnerships, CLC will transfer, assign and convey to each of the Project Partnerships an undivided one-third interest in (1) the LADWP Leases and (2) those certain wells, equipment and other property and assets described on Exhibit "B" attached hereto, which are located on the LADWP Leasehold Premises (the "CLC Pre-Existing Assets"). (Such transfers, assignments and conveyances (including of the CLC Pre-Existing Assets) to the Project Partnerships are collectively referred to herein as the "LADWP Lease Assignment".) To obtain such approval from the BLM, CLC and the Project Partnerships have executed and delivered to the BLM Assignments of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources for each of the LADWP Leases, and are currently awaiting the BLM's countersignature thereon.

     C. MidAmerican Energy Holdings Company, as successor-in-interest to CalEnergy Company Inc. ("MidAmerican"), was the original holder of those certain Right of Way
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Grants described in Exhibit "C" attached hereto (together, the "Right of Way
Grants"), issued by the BLM, relating to certain rights in real property located in the County of Inyo, State of California, which real property is also described in Exhibit "C" attached hereto (together, the "Right of Way Property"). MidAmerican has assigned an undivided one-third interest in the Right of Way Grants to each of the Project Partnerships by (i) executing (along with the Project Partnerships) and delivering to the BLM Applications for Transportation and Utility Systems and Facilities on Federal Lands and associated documentation, which Applications have been approved by the BLM, and
(ii) executing and delivering to the Project Partnerships an Assignment and Assumption Agreement memorializing such assignment, which the Project Partnerships will cause to be recorded in the Official Records of Inyo County, California (the "Official Records"). Further, MidAmerican has agreed to transfer to Operator that certain building and other property and assets described on Exhibit "D" attached hereto, which are located on the Right of Way Property (the "MidAmerican Pre-Existing Assets"), and Operator has agreed to transfer an undivided one-third interest in the MidAmerican Pre-Existing Assets to each of the Project Partnerships (such transfers from MidAmerican and from Operator, collectively, the "Operator Assignment").

     D. CLC is the lessee under that certain Geothermal Resources Lease described in Exhibit "E" attached hereto ("Lease CA-11401"), issued by the BLM, relating to geothermal rights in real property located in the County of Inyo, State of California, which real property is also described in Exhibit "E" attached hereto (the "CA-11401 Leasehold Premises"). Since the acquisition of Lease CA-11401 by CLC, CLC has permitted CED to enter on and use the CA-11401 Leasehold Premises and the geothermal resources located therein.

     E. CLC has agreed that, upon the BLM's approval of assignment of Lease CA-11401 to CED, CLC will transfer, assign and convey Lease CA-11401 to CED (the "CA-11401 Lease Assignment"). To obtain such approval from the BLM, CLC and CED have executed and delivered to the BLM an Assignment of Record Title Interest in a Lease for Oil and Gas or Geothermal Resources for Lease CA-11401, and are currently awaiting the BLM's countersignature thereon. CLC and CED acknowledge that CED has paid for and already owns any wells, wellhead equipment, valves, pipelines, pipe supports, meters, pumps, casings, vessels, fencing, gates, cattleguards, signs, improvements, equipment, machinery and other assets located on the CA-11401 Leasehold Premises.

     F. By this Agreement, the Parties now desire to set forth their agreement with respect to the LADWP Lease Assignment, the Operator Assignment and the CA-11401 Lease Assignment (collectively, the "Assignments").

                                   Agreement

     NOW THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

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     1.   Assignment.
          ----------

          1.1 CLC and the Project Partnerships shall obtain the BLM's approval of assignment of the LADWP Leases to the Project Partnerships as soon as possible after the Effective Date and, upon obtaining such approval, CLC shall assign, transfer and convey to each of the Project Partnerships and its successors and assigns, an undivided one-third interest as a tenant in common in and to each of the LADWP Leases as set forth in Section 3 hereof. Said assignment, transfer and conveyance shall expressly exclude the CED Existing Wells (as that term is defined in the Cotenancy Agreement), title to which shall remain in CED.

          1.2 Operator and the Project Partnerships shall complete the transfer from MidAmerican to Operator of the MidAmerican Pre-Existing Assets (by both bill of sale and recorded quitclaim deed) as soon as possible after the Effective Date and, upon completing such transfer, Operator shall assign, transfer and convey to each of the Project Partnerships and its successors and assigns, an undivided one-third interest as a tenant in common in and to each of the MidAmerican Pre-Existing Assets as set forth in Section 3 hereof.

          1.3 CLC and CED shall obtain the BLM's approval of assignment of Lease CA-11401 to CED as soon as possible after the Effective Date and, upon obtaining such approval, CLC shall assign, transfer and convey Lease CA-11401 to CED and its successors and assigns as set forth in Section 3 hereof.

     2.   Payment.  On the Effective Date, in consideration for the Assignments,
          -------
the Project Partnerships shall pay to CLC the amount of One Million Dollars ($1,000,000), with each of the Project Partnerships paying one-third of this amount.

     3.   Execution and Delivery of the Assignment Documents.
          --------------------------------------------------

          3.1 To effect the LADWP Lease Assignment, the following shall be completed as soon as possible after the BLM approves the assignment of the LADWP Leases to the Project Partnerships:

               a. CLC and the Project Partnerships shall execute and deliver an Assignment and Assumption Agreement in the form attached hereto as Exhibit "F", pursuant to which (i) CLC shall transfer, assign and convey to each of the Project Partnerships an undivided one-third interest in the LADWP Leases and
(ii) each of the Project Partnerships shall accept such assignment and shall assume and agree to perform and fulfill all of the duties and obligations of CLC under the LADWP Leases with respect to its respective undivided interest, whereupon CLC and the Project Partnerships shall promptly cause the same to be recorded in the Official Records;

               b. CLC shall execute and deliver to the Project Partnerships a Bill of Sale in the form attached hereto as Exhibit "G", pursuant to which CLC shall transfer,

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assign and convey to each of the Project Partnerships an undivided one-third interest in the CLC Pre-Existing Assets, to the extent that the CLC Pre-Existing Assets constitute personal property; and

               c. CLC shall execute and deliver to the Project Partnerships a Quitclaim Deed in the form attached hereto as Exhibit "H", pursuant to which CLC shall transfer, assign and convey to each of the Project Partnerships an undivided one-third interest in the CLC Pre-Existing Assets, to the extent that the CLC Pre-Existing Assets constitute real property, whereupon CLC and the Project Partnerships shall promptly cause the same to be recorded in the Official Records.

          3.2 To effect the Operator Assignment, the following shall be completed as soon as possible after MidAmerican transfers the MidAmerican Pre-Existing Assets to Operator:

               a. Operator shall execute and deliver to the Project Partnerships a Bill of Sale in the form attached hereto as Exhibit "I", pursuant to which Operator shall transfer, assign and convey to each of the Project Partnerships an undivided one-third interest in the MidAmerican Pre-Existing Assets, to the extent that the MidAmerican Pre-Existing Assets constitute personal property; and

               b. Operator shall execute and deliver to the Project Partnerships a Quitclaim Deed in the form attached hereto as Exhibit "J", pursuant to which Operator shall transfer, assign and convey to each of the Project Partnerships an undivided one-third interest in the MidAmerican Pre-Existing Assets, to the extent that the MidAmerican Pre-Existing Assets constitute real property, whereupon Operator and the Project Partnerships shall promptly cause the same to be recorded in the Official Records.

          3.3 To effect the CA-11401 Lease Assignment, the following shall be completed as soon as possible after the BLM approves the assignment of Lease CA-11401 to CED:

               a. CLC and CED shall execute and deliver an Assignment and Assumption Agreement in the form attached hereto as Exhibit "K", pursuant to which (i) CLC shall transfer, assign and convey Lease CA-11401 to CED and (ii) CED shall accept such assignment and shall assume and agree to perform and fulfill all of the duties and obligations of CLC under Lease CA-11401, whereupon CLC and CED shall promptly cause the same to be recorded in the Official Records.

               b. CLC shall execute and deliver to CED a Quitclaim Deed in the form attached hereto as Exhibit "L", pursuant to which CLC shall transfer, assign and convey any remaining interest it may have in Lease CA-11401 to CED, whereupon CLC and CED shall promptly cause the same to be recorded in the Official Records.

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               c.   CLC and CED shall execute and deliver an Amended and
Restated Agreement Regarding Overriding Royalty in the form attached hereto as Exhibit "M", whereupon CLC and CED shall promptly cause the same to be recorded in the Official Records.

          3.4  To the extent that: (a) the documents described in Sections 3.1
(a), (b) or (c) hereof are signed prior to the BLM's approval of the assignment of the LADWP Leases to the Project Partnerships, then such documents shall not be effective (and, if the same are to be recorded, then they shall not be recorded) prior to the date on which the BLM approves such assignment; (b) the documents described in Sections 3.2(a) or (b) hereof are signed prior to completion of the transfer of the MidAmerican Pre-Existing Assets from MidAmerican to Operator, then such documents shall not be effective (and, if the same are to be recorded, then they shall not be recorded) prior to the date on which such transfer is completed; and (c) the document described in Section 3.3 hereof is signed prior to the BLM's approval of the assignment of Lease CA-11401 to the Project Partnerships, then such document shall not be effective or recorded prior to the date on which the BLM approves such assignment. Notwithstanding the foregoing, once the foregoing conditions precedent have been satisfied, each of the Assignment Documents, together with all rights and liabilities thereunder, shall be deemed to have been effective as of the Effective Date.

     4.   Amendment To Exchange Agreement.  Concurrently with the execution and
          -------------------------------
delivery of the Assignment and Assumption Agreement between CLC and the Project Partnerships as described above, the Project Partnerships and the appropriate operator shall execute and deliver, and shall promptly thereafter cause to be recorded in the Official Records, a Second Amendment To Coso Exchange Agreement in the form attached hereto as Exhibit "N".

     5.   Interim Use.  Until such time as the LADWP Lease Assignment is
          -----------
completed, the Project Partnerships shall continue to have the irrevocable and unconditional right to enter on and use the LADWP Leasehold Premises and to produce, inject and otherwise utilize the geothermal resources located therein, as well as the CLC Pre-Existing Assets. Until such time as the Operator Assignment is completed, Operator shall provide the Project Partnerships with the right to use the MidAmerican Pre-Existing Assets. Until such time as the CA-11401 Lease Assignment is completed, CED shall continue to have the irrevocable and unconditional right to enter on and use the CA-11401 Leasehold Premises and to produce, inject and otherwise utilize the geothermal resources located therein.

     6.   General Provisions.  This Agreement shall be construed and enforced in
          ------------------
accordance with internal laws of the State of California. Each Party hereto shall, from time to time, execute such other documents and agreements, and provide such certificates, as any other Party or the Collateral Agent (as defined below) may reasonably request to carry out and fulfill the transactions, and permit the exercise and performance of such rights and obligations, as are contemplated hereunder. No waiver, modification or amendment of any provision

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hereof shall be effective unless it is in writing, signed by the Party against whom it is sought to be enforced and approved by the Collateral Agent. U.S. Bank Trust National Association ("Collateral Agent"), not in its individual capacity but solely as trustee and collateral agent pursuant to the Indenture (the "Indenture") among it, Caithness Coso Funding Corp., as issuer and the Project Partnerships as borrowers and guarantors, shall be a third party beneficiary of the covenants contained herein. This Agreement may be executed in one or more counterparts, each of which when so executed shall be deemed an original, and all of which when taken together shall constitute one and the same instrument.



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     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the
Effective Date.

     CLC:                COSO LAND COMPANY
                         a California general partnership

                         By:  Caithness Acquisition Company, LLC,
                              a Delaware limited liability company

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                         By: Delaware Caithness Geothermal 1980, Ltd., a Delaware limited partnership

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President


     Operator:           COSO OPERATING COMPANY, LLC,
                         a Delaware limited liability company

                         By:  /s/ Christopher T. McCallion
                              ----------------------------
                              Christopher T. McCallion
                              Executive Vice President



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     CED:                COSO ENERGY DEVELOPERS,
                         a California general partnership

                         By:  New CHIP Company, LLC,
                              a Delaware limited liability company,
                              its Managing General Partner

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                         By:  Caithness Coso Holdings, LLC,
                              a Delaware limited liability company,
                              its General Partner

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President


     CFP:                COSO FINANCE PARTNERS
                         a California general partnership

                         By:  New CLOC Company, LLC,
                              a Delaware limited liability company,
                              its Managing General Partner

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                         By:  ESCA, LLC,
                              a Delaware limited liability company,
                              its General Partner

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President



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     CPD:                COSO POWER DEVELOPERS,
                         a California general partnership

                         By:  New CTC Company, LLC,
                              a Delaware limited liability company,
                              its Managing General Partner

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                         By:  Caithness Navy II Group, LLC,
                              a Delaware limited liability company,
                              its General Partner

                              By:   /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

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